                                    COINSTAR
                                 NEWPORT HEIGHTS
                              OFFICE BUILDING LEASE


     This LEASE, dated June 1, 1994, is made and entered into by and between Factoria Heights, a Washington general partnership ("Landlord"), and Coinstar, Inc. a Delaware corporation ("Tenant").

     WITNESSETH, THAT:

1.   PREMISES

     1.1 PREMISES; USE. Landlord, subject to the terms and conditions hereof, leases to Tenant and Tenant leases from Landlord the Premises as delineated on Exhibit "A-1" (the "Premises"), on the second floor of the Newport Heights Building, 13231 SE 36th Street, Bellevue, Washington 98006 (the "Building"), Suite 200. Tenant shall use the Premises for its general office and administrative functions, and for software and product development as permitted per the zoning requirements of the City of Bellevue. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. The legal description of the property upon which the Building is located is described in Exhibit "A" ("Real Property").

     1.2 AGREED FLOOR AREAS. The agreed floor area of the Premises is approximately 16,761 square feet of rentable floor area, subject to final measurement and space planning, as defined in Exhibit "B", and calculated in accordance with BOMA standards (the "Agreed Floor Area of the Premises") and subject to the provisions of Subsection 1.3. The agreed rentable floor area of the Building is 33,105 rentable square feet, based on BOMA measurements as described in Exhibit "B." Any final adjustment, per the BOMA measurements as described in Exhibit "B," to the Building rentable floor area measurement, will be reflected in an adjustment to Tenant's percentage under Subsection 4.2 of the Lease (the "Agreed Floor Area of the Building"). For purposes of calculating Tenant's Allowance under this Lease, the usable square footage of the Premises, based on BOMA measurements, is approximately 16,673 useable square feet.

     1.3 RIGHT OF FIRST OFFER. Provided that Tenant is not in default under this Lease at the time of exercise of Tenant's right hereunder, and so long as the space described herein is available, Tenant shall have, during the Initial Term and any extension thereof, a continuous non-exclusive right of first offer to lease the entire space located on the first floor of the Building ("Option Space"), which Option Space Landlord may offer to other prospective tenants. Tenant's right to lease the Option Space is subject and subordinate to all encumbrances on the Option Space in existence as of the date of Lease execution. Landlord represents that all encumbrances related to the right to lease the Option Space are identified on Exhibit "G." The Option Space, encompassing approximately 17,000 square feet of rentable floor area, is outlined on Exhibit "A-2". This right of first offer may be exercised, at Tenant's option, at any time during the Initial Term and any extension thereof by giving written notice to Landlord (the "Acceptance"), on the same terms and conditions as those set forth in this Lease, except as to Basic Rent and tenant improvements (which will be determined pursuant to the further paragraphs in this Subsection); the Lease term for the Option Space shall run co-terminous with the Lease.

The rent reserved herein, i.e., the "Basic Rent", for the Option Space shall be set at a figure which is equal to the then prevailing fair market rental value for the Premises at the time of the Acceptance, as determined by mutual agreement between Landlord and Tenant or by arbitration in accordance with the provisions of this Lease. If Landlord and Tenant are unable to agree upon said fair market rental value within thirty (30) days from the date of the Acceptance, then the matter shall be determined by arbitration, pursuant to the terms of this Subsection. The parties agree to a standard of good faith and reasonableness in their attempts to affirmatively resolve the issue of Basic Rent.

Notwithstanding anything to the contrary in this Lease, Landlord and Tenant agree that under no circumstances shall the Basic Rent be less for the Option Space than the Premises.

Arbitration, if required, shall be before one disinterested arbitrator if one can be agreed upon, otherwise before three disinterested arbitrators, one to be named by the Landlord, one by the Tenant and one by the two thus chosen. Each arbitrator shall have at least ten years professional experience and achieved "MAI" status in the American Institute of Real Estate Appraisers.

In determining the fair market rental value for the Option Space, the arbitrator or arbitrators shall determine the controversy in accordance with the laws of the State of Washington as set forth in RCW 7.04 et. seq., or its successor statute, insofar as they are not inconsistent with the provisions herein. The parties agree further that the arbitration proceeding shall be subject to Washington Mandatory Arbitration, Rule 5.2. The expenses of arbitration shall be shared equally by Landlord and Tenant. Each party shall be responsible for its own attorney's fees in the arbitration process; however, attorney's fees incurred in connection with the confirming of any arbitration award or in enforcing any judgment upon the award shall be borne in accordance with Section 21 of this Lease. Except as otherwise provided herein, any dispute or controversy concerning the fair market rental value shall be settled by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

If Landlord and Tenant are unable to agree upon the Basic Rent for the Option Space pursuant to this Subsection 1.3, Tenant will pay Basic Rent for the Option Space at the rate in effect (per square foot) for the Premises immediately prior to the Acceptance, until the parties agree upon the Basic Rent for the Option Space, or until the Basic Rent is determined in arbitration pursuant to this Subsection. The amount of the Basic Rent for the Option Space will be applied retroactively to the Acceptance, and any rent deficiency will be due and payable with the next installment of Basic Rent due, following conclusion of arbitration.

If Tenant takes the Option Space on an "as-is" basis, rent will commence for the Option Space upon the execution of a Lease amendment for the Option Space; or if tenant improvements are required, rent for the Option Space will commence upon the date of substantial completion of the improvements to the Option Space.

If Tenant elects to lease the Option Space at any time during the Initial Term, at Tenant's option the improvement allowance payable by Landlord and available to Tenant for improvements to the Option Space, will be as follows (determined by the date of the Acceptance):

                    Acceptance Date                    16,432 USF
                    ---------------                    ----------

          At any time from the Commencement
               Date through month 12:             $5 per useable square foot
          At any time during months 13-24:        $4 per useable square foot
          At any time during months 25 - 36: $3 per useable square foot At any time during months 37 - 48: $2 per useable square foot At any time during months 49 - 60: $1 per useable square foot

If Tenant elects to lease the Option Space at any time during the Initial Term, any tenant improvement work will be planned and constructed under the same terms and conditions as set forth in the Work Letter Agreement, Exhibit "C;" provided, the tenant improvement allowance is limited solely to the provisions of this paragraph.

All rights of Tenant under the provisions of this right of first offer shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the right of first offer, if after such exercise, but


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

prior to the occupancy of the Option Space, (1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of 10 days after notice from Landlord that such obligation is due; or (2) Tenant fails to commence to cure a nonmonetary default within 10 days after the date Landlord, during the term of this Lease, gives notice to Tenant of such default.

This option is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant; provided, however, that this option may be assigned in those circumstances described in Section 8 below under which Landlord's consent to an assignment is not required. The option herein granted to Tenant is not assignable separate and apart from this Lease.

     1.4 RIGHT OF FIRST REFUSAL. Provided that Tenant is not in default under this Lease at the time of Tenant's exercise of its right hereunder, Tenant shall have, during the Initial Term, in addition to the right Tenant has under Subsection 1.3 above, a continuous right of first refusal to lease all or any portion of the space located on the first floor of the building ("First Right Space") in accordance with the terms described below. Tenant's right to lease the First Right Space is subject and subordinate to all leases and options on the First Right Space in existence as of the date of Lease execution. Landlord represents that all encumbrances related to the right to lease the First Right Space are identified in Exhibit "G." The First Right Space, encompassing approximately 17,000 square feet of rentable floor area, is outlined on Exhibit "A-3." If at any time during the Initial Term, Landlord shall receive a bona fide offer from any third-person to lease the First Right Space, or any portion thereof, which offer Landlord shall desire to accept, then Landlord shall promptly provide Tenant with a copy of such offer. Tenant may, within five (5) business days thereafter, elect to lease the First Right Space on the same terms and conditions as those set forth in the third-party offer (unless Landlord and Tenant mutually agree to other terms).

Notwithstanding anything to the contrary in this Lease, Landlord and Tenant agree that under no circumstances shall the Basic Rent be less for the First Right Space than the Premises.

Failure of Tenant to exercise its option within the prescribed time shall waive Tenant's right as to that offer and Landlord shall have the right to lease the First Right Space to the entity making that offer on essentially the terms contained in the offer. Tenant's right of first refusal during the Initial Term shall continue as to the First Right Space and the procedure described in this Subsection shall be followed if there is any material modification in the terms of the offer, or a failure to enter into a lease with the third-party making the offer, or the First Right Space again becomes available at the termination of a lease.

All rights of Tenant under the provisions of this right of first refusal shall terminate and be of no further force or effect even after Tenant's due and timely exercise of its right of first refusal, if after such exercise, but prior to the occupancy of the First Right Space, (1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten (10) days after notice from Landlord that such obligation is due; or (2) Tenant fails to commence to cure a nonmonetary default within ten (10) days after the date Landlord, during the term of this Lease, gives notice to Tenant of such default.

This option is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant; provided, however, that this option may be assigned in those circumstances described in Section 8 below under which Landlord's consent to an assignment is not required. The option herein granted to Tenant is not assignable separate and apart from this Lease.

Tenant's right of first refusal to lease the First Right Space shall expire and be of no further force or effect upon the termination of the Initial Term.

     1.5 ADDITIONAL SPACE; TERMINATION OPTION. At any time after the Building can no longer accommodate Tenant's expansion needs of at least 15,000 rentable square feet but less than 50,000 rentable square feet (whether or not Tenant shall have leased all or any portion of the Option Space or the First Right Space), Tenant shall have the option to terminate this Lease by delivering to Landlord a written notice of its intent to terminate this Lease (the "Termination Intention Notice"). The Termination Intention Notice may not be sent prior to the end of the twenty-fourth (24th) month following the Commencement Date or after the end of the twenty-fifth (25th) month following the Commencement Date.

If Tenant's expansion needs are less than 15,000 rentable square feet or more than 50,000 rentable square feet, then this Subsection 1.5 shall not apply and Tenant shall have no early Lease termination option hereunder.

The Termination Intention Notice shall state that Tenant needs additional expansion space ("Additional Space") of at least 15,000 rentable square feet and shall express Tenant's intention to terminate this Lease if Landlord cannot secure such Additional Space for Tenant, on terms and conditions and in a location satisfactory to Tenant in its sole discretion, in the Newport Corporate complex of which the Building is a part. If Landlord has not made the Additional Space available to Tenant for occupancy (whether by building an addition to the Building or relocating Tenant to other space within the Newport Corporate complex) by the date ("Expansion Deadline") which is twelve (12) months after delivery of the Termination Intention Notice, Tenant shall have the option to terminate this Lease upon delivery to Landlord of written notice ("Termination Exercise Notice") to such effect. If Tenant elects to send a Termination Exercise Notice, it must be given within thirty (30) days after the Expansion Deadline. The Termination Exercise Notice shall specify the termination date ("Termination Date") selected by Tenant, which date shall not be less than one (1) month from the date on which the Termination Exercise Notice was given to Landlord together with a payment by Tenant to Landlord of an early termination fee in the amount of Sixty Thousand Dollars ($60,000.00). Payment in full is due, together with the Termination Exercise Notice, for this early termination clause to be effective. Failure to comply with either the requirement of written notice or timely payment in full of the termination fee shall result in forfeiture of Tenant's early termination right hereunder. Tenant's early termination right shall expire if Termination Intention Notice has not been received by Landlord on or before the last day of month twenty-five
(25) following the Commencement Date of the Initial Term.

In the event Tenant elects to terminate this Lease as provided herein, the date of termination shall operate as if that date were the time originally fixed for the termination of this Lease and this Lease shall come to an end with the same force and effect as if the Termination Date was the date herein provided for the expiration hereof. Further, all provisions of this Lease that are to become effective on the termination of this Lease shall become operative or effective on the new termination date.

This option is personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant; provided, however, that this option may be assigned in those circumstances described in Section 8 below under which Landlord's consent to an assignment is not required. The option herein granted is not assignable separate and apart from this Lease.

     1.6 ACCEPTANCE OF PROPERTY. Neither Landlord nor its agents have made any representations with respect to the Building, the land upon which it is erected, or the leased property except as expressly set forth herein. No rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant accepts the Premises "as is" subject to any tenant improvements described in Section 25 of this Lease, and subject to any punchlist items to be completed by Landlord. The taking of possession of the leased property by the Tenant shall be conclusive evidence that the Premises and the Building of which the same form a part were in good condition at the time possession was taken. Notwithstanding anything to the contrary in the Lease, Landlord represents as of the date of Lease execution that (i) the heating, ventilation, and air conditioning, electrical and plumbing systems, and the roof, structure and foundation are in good repair and operable condition; and (ii) the Building and Premises comply with all applicable codes and regulations in effect.

2.   TERM

     2.1  INITIAL TERM.  The term of this Lease shall be for a period of five
(5) years ("Initial Term"). The Initial Term as well as the Tenant's obligation to pay rent shall commence on the date when the Improvements described in Paragraph A of the Scope of Work (Exhibit "C-2") have been substantially completed as mutually agreed upon by Landlord and Tenant and subject to any punchlist items (except that if completion of the Improvements described in Paragraph A of the Scope of Work (see Section 25) is delayed by Tenant's design decisions, revisions, or additional work of Tenant or its agents, then the commencement date (hereinafter defined) which would otherwise be established shall be advanced to an earlier date by the number of days of said delay) (hereinafter "Commencement Date"). In the event that said date does not occur on the first day of the month, then the term hereunder shall commence on the first day of the month next succeeding said date. In that event, however, Tenant shall pay rent for the fractional month on a per diem basis (calculated on the basis of a thirty-day month) until the first day of the month when the term commences and thereafter the Basic Rent, as well as the Tenant's share of Operating Costs, shall be paid in advance in equal monthly installments on the first day of each and every month. Upon the commencement of the Initial Term, the parties shall execute a written summary of this Lease setting forth the precise commencement and termination dates of this Lease, Basic Rent, etc. Said summary shall be generally in the form attached hereto as Exhibit "D". Failure to execute such summary, however, shall not affect Tenant's liability hereunder.

     2.2 OPTION TO EXTEND. Landlord does hereby grant to Tenant the right, privilege, and option to extend this Lease for one period of five (5) years ("Extended Term") from the date of expiration hereof, upon the same terms and conditions as herein contained, except as to "Basic Rent" which shall be as set forth in the paragraphs below, and with no tenant improvement allowance available to Tenant. In the event Tenant desires to exercise its option to extend this Lease, then at least one hundred eighty (180) days prior to the expiration of the term hereof, Tenant shall give Landlord a written notice (the "Extension Notice"), which shall set forth the name of the parties, the Lease date, and the option period and dates of which Tenant is exercising. There shall be only one extension option period of five (5) years under this Lease.
In the event that Tenant fails to give the Extension Notice as set forth herein, then Tenant's right to extend this Lease shall terminate and be of no further force and effect.

The rent reserved herein, i.e., the "Basic Rent", during the Extended Term shall be set at a figure which is equal to the then prevailing fair market rental value for the Premises at the time of commencement of said renewal period, as determined by mutual agreement between Landlord and Tenant or by arbitration in accordance with the provisions of this Lease. If Landlord and Tenant are unable to agree upon said fair market rental value within sixty (60) days from the date of sending the Extension Notice, then the matter shall be determined by arbitration pursuant to the terms of this Subsection. The parties agree to a standard of good faith and reasonableness in their attempts to affirmatively resolve the issue of Basic Rent.

Arbitration, if required, shall be before one disinterested arbitrator if one can be agreed upon, otherwise before three disinterested arbitrators, one to be named by the Landlord, one by the Tenant and one by the two thus chosen. Each arbitrator shall have at least ten years professional experience and achieved "MAI" status in the American Institute of Real Estate Appraisers.

In determining the fair market rental value for the Premises the arbitrator or arbitrators shall determine the controversy in accordance with the laws of the State of Washington as set forth in RCW 7.04 et. seq., or its successor statute, insofar as they are not inconsistent with the provisions herein. The parties agree further that the arbitration proceeding shall be subject to Washington Mandatory Arbitration, Rule 5.2. The expenses of arbitration shall be shared equally by Landlord and Tenant. Each party shall be responsible for its own attorney's fees in the arbitration process; however, attorney's fees incurred in connection with the confirming of any arbitration award or in enforcing any judgment upon the award shall be borne in accordance with Section 21 of this Lease. Except as otherwise provided herein, any dispute or controversy concerning the fair market rental value shall be settled by arbitration in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

If Landlord and Tenant are unable to agree upon the Basic Rent for the Extended Term pursuant to this Subsection 2.2, Tenant will, during such Extended Term, pay Basic Rent at the rate in effect for the Premises (per square foot) immediately prior to the Extended Term until the parties agree upon the new Basic Rent, or until the Basic Rent is determined in arbitration pursuant to this Subsection. The amount of the new Basic Rent for the Extended Term will be applied retroactively to the beginning of the Extended Term, and any rent deficiency will be due and payable with the next installment of Basic Rent due, following conclusion of arbitration.

Any option to extend the Lease term may be exercised or be assigned, by or to any person or entity other than Tenant (in accordance with Section 8 of this Lease). The option herein granted to Tenant is not assignable separate and apart from this Lease.

Tenant shall not have the right to exercise the extension option, notwithstanding anything to the contrary set forth above:

     (a) During the time commencing from the date Landlord give to Tenant a written notice that Tenant is in default under any provisions of this Lease, and continuing until the default alleged in said notice is cured; or

     (b) During the period of time commencing on the day after written notice from Landlord that a monetary obligation to Landlord is due from Tenant and unpaid continuing until the obligation is paid.

The period of time within which the option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the option because of the foregoing provisions and/or restrictions.

All rights of Tenant under the provisions of this option shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the option, if after such exercise, but prior to the commencement date of the new term, (1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (following written notice from Landlord that such obligation is due); or (2) Tenant fails to commence to cure a default within thirty (30) days after the date Landlord, during the term of this Lease, gives notice to Tenant of such default.

3.  BASIC RENT

    3.1 ANNUAL/MONTHLY RENT. Tenant shall pay to Landlord as Basic Rent for the Premises the following net amounts:

                                                                           Net $ Per Square
                                  Net Monthly Rent      Net Annual Rent       Foot/Monthly
                                  ----------------      ---------------    ----------------
Commencement Date
    through Month 12*:               $11,179.59           $134,155.04      $.667, triple net
    Months 13-24:                    $14,799.96           $177,599.56      $.883, triple net
    Months 25-60:                    $17,599.05           $211,188.60      $1.05, triple net

("Basic Rent"). The first installment shall be payable upon the execution of this Lease and the remaining installments shall be paid, in advance, on the first day of each and every calendar month during the term hereof. (*First period includes first partial Lease month, if any.)

It is hereby agreed that the stated Basic Rent shall be determined on the basis of a specific annual square foot rate, to-wit:

                              Net $ Per Square Foot/Annually
                              ------------------------------
     Months 1-12:                     $8.004, triple net
     Months 13-24:                   $10.596, triple net
     Months 25-60:                   $12.60, triple net

and therefore is subject to adjustment in the event the Premises encompass more or less than 16,761 square feet of rentable floor area.

    3.2 PAYMENT OF BASE RENT - NO DEDUCTION OR OFFSET. The Tenant shall pay said rent to Landlord, at the office of Landlord at 3605 - 132nd Avenue SE, Suite 300, Bellevue WA 98006, or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant, without demand and without deduction, setoff or counterclaim. If Landlord shall at any time or times accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as a waiver of any or all of Landlord's rights hereunder. In addition to any "late charges" which may be incurred hereunder, Tenant shall pay interest at the rate of 18% per annum compounded on all late payments of rent 30 or more days past due, or such other maximum allowable interest rate should the aforesaid eighteen (18%) rate violate any applicable laws or regulations. (See Section 22 as to "Late Charges.")

4.  OPERATING COSTS

    4.1 ACKNOWLEDGED TRIPLE NET TERMS. Tenant acknowledges that this Lease is, in all respects, considered to be a triple net Lease and it is the intent of the parties that Tenant and the other tenants of the Building collectively pay for all of the Operating Costs (including property taxes), relating to the Building and Real Property.

    4.2 TENANT SHARE. Tenant shall, for each calendar year of the Initial Term, or any extension thereof, pay to Landlord Tenant's proportionate share, as additional rent 50.63% (being the proportion of which the Agreed Floor Area of the Premises bears to the Agreed Floor Area of the Building) (subject to adjustment per Subsection 1.2 and 1.3) of the Operating Costs, (defined below), of the Building and Real Property. If an Operating Cost is not attributable to 100% of the Building, then Tenant shall pay its proportionate share thereof. Tenant shall pay 100% of any costs directly allocable to Tenant's Premises.

    4.3  OPERATING COSTS DEFINITION.

        (a) The term "Operating Costs" shall include all Operating Costs incurred in maintaining and operating the Building and Real Property, and including (without limiting the generality of the foregoing) the following: all real estate taxes and assessments on the Real Property as described in
Section 1 (land and Building); all charges for management and administrative fees, heat, air conditioning, utilities, insurance, janitorial and cleaning services, salaries, wages, payroll taxes, and other personnel cost of engineers, superintendents, watchmen and other employees in connection with the maintenance and operation of the Building and Real Property; all charges under maintenance and service contracts for heating and air conditioning equipment and controls; exterior window cleaning and Building, plaza and parking lot maintenance, personal property taxes (if any) in connection with personal property used in the operation of the Building and Real Property; and maintenance, operation and repair expenses and supplies for the Building and Real Property which are deducted for any calendar year (and not capitalized) for Federal Income Tax Purposes, and capital purchases which are made for and directly contribute to the lowering of Building Operating Costs; landscape maintenance, permits and inspection fees; and attorney and accountants fees. Real estate taxes shall be deemed to be the taxes payable in the respective calendar years, even though the levy or assessment thereof may be for a different fiscal year, and shall include all real and personal property taxes and assessments imposed by any government authority or agency on the Building and Real Property (including a pro rata portion of any taxes levied on the common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; and other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises and any expenses, including costs of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

    (b)  Operating Costs shall also exclude or have deducted from them:

         (i) Managing agents' fees or commissions in excess of the rates then customarily charged for management for projects of like class and character to the Premises;

         (ii) Executives' salaries above the grade of property, building and/or facilities manager;

         (iii) Expenditures for capital improvements except those which under generally accepted accounting principles are expenses or regarded as deferred expenses and except for capital expenditures required by law;

         (iv) Amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in Operating Costs hereunder;

         (v) Cost of repair or replacement incurred by reason of fire or other casualty or by the exercise of the right of eminent domain;

         (vi) Unreasonable consulting fees; market study fees and advertising and promotional expenditures;

         (vii) Legal fees in connection with the negotiation and preparation of leases of space or legal fees in connection with the sale of all or any portion of the Building in which the Premises are located, or an interest therein, or the refinancing of Landlord's interest in all or any portion of the Building in which the Premises is located, or in connection with disputes with tenants, and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of all or any portion of such Building or in connection with the preparation of the statements required pursuant to additional rent or lease escalation provisions contained in leases of space in such Building;

         (viii) Costs incurred in performing work or furnishing services for individual tenants (including Tenant) at such tenant's expense, to the extent that such work or service is in excess of any work or service Landlord at its expense is obligated to furnish to Tenant; costs of performing work or furnishing services to tenants other than Tenant at Landlord's expense to the extent that such work or service is in excess of any work or service Landlord is obligated to furnish to Tenant at Landlord's expense; provided, Tenant shall remain responsible for and shall pay as Operating Costs any amounts referred to herein for work or service performed for the benefit of Tenant;

         (ix) All Operating Costs for which Landlord has received reimbursement, except by way of Basic Rents or escalation rents;

         (x) Depreciation, except for depreciation on capital purchases that contribute to the lowering of operating costs;

         (xi) Repairs and replacements resulting from the correction of latent construction defects in all or any portion of the Premises or Building;

         (xii) Penalties due to any violation of law by Landlord or other tenants;

         (xiii)  Costs of preparing tenant space for tenant occupancy;

         (xiv) Costs of any utilities, services, or capital improvements relating to all or any portion of the Building which were paid directly by Tenant or any other tenant (provided, this does not constitute an agreement for Tenant to directly pay for its utilities or services);

         (xv) Costs allocable to properties in which Landlord has an interest other than the Building in which the Premises are located;

         (xvi) Damages incurred by Landlord for any default, breach, claim, judgment or settlement;

         (xvii) Costs related to public transportation, transit or van pool unless imposed by governmental authority or at the request of Tenant;

         (xviii) Leasing commissions; and

         (xix) Payments of the principal and interest on any mortgages, deeds of trust or other encumbrances upon the Real Property.

    4.4 OPERATING COST AND ADJUSTMENT. Before the commencement of each calendar year of the Initial Term, or as soon thereafter as practicable, Landlord will notify Tenant in writing of Landlord's estimate of Operating Costs, for the next succeeding year (until the following January 1) and the amount of Tenant's percentage share thereof as set forth in Subsection 4.2. Effective January 1 and each month thereafter, Tenant shall pay to Landlord as additional rent 1/12 of Tenant's percentage share of said estimated Operating Costs. On the next succeeding January 1, or as soon thereafter as possible or upon sooner termination of the Initial Term, Landlord will compute Tenant's total rental adjustment for such previous year or portion thereof if applicable, based on the actual Operating Costs and, shall provide Tenant with a written statement showing the actual Operating Costs and Tenant's percentage share of said costs. Such statement shall provide an itemized breakdown of the actual Operating Costs and shall be in generally the form attached hereto as Exhibit "F". If the total amount of Tenant's additional rental paid for such previous year or portion thereof is less than Tenant's percentage share of actual Operating Costs, then Tenant shall pay Landlord any deficiency. If the total amount paid by Tenant for such previous year or portion thereof exceeds the Tenant's percentage share of actual Operating Costs, then Landlord shall credit such excess to the payment of rent and additional rent which may thereafter become due. Any adjustment payment required to be made pursuant to this Subsection shall be made within 15 days after Landlord has notified Tenant thereof. Landlord shall make available for Tenant's review and upon request by Tenant, the accounting information on which any Operating Cost adjustment is based. If this Lease commences at a time other than at the commencement of a calendar year, or expires at a time other than the expiration of the calendar year, Landlord shall estimate Tenant's contributions for that portion of the calendar year contained in the Initial Term and Tenant shall pay such charge in equal monthly installments on the first day of those months of that calendar year which are in the Initial Term. If at any time Landlord obtains or receives additional information regarding the actual amount of the contributions, Landlord may, at its election, adjust the amount of the monthly installments due during the balance of the calendar year of the Initial Term to reflect such additional information.

Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's percentage share of Operating Costs for the year in which this Lease terminates, Tenant shall pay within 5 days of written notice any increase due over the estimated expenses paid and, conversely, if Tenant has otherwise complied with all other terms and conditions of this Lease, Landlord shall refund any excess (any over-payment in the event said expense decrease) to Tenant.

Any increase in rental pursuant to this Section shall be deemed additional rent payable by Tenant hereunder, and in the event of nonpayment thereof, Landlord shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

5.  SECURITY DEPOSIT

Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit ("Initial Deposit") in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00). Within five (5) business days after Tenant provides evidence to Landlord, to Landlord's reasonable satisfaction, that Tenant has obtained a minimum of Six Million and No/100 Dollars ($6,000,000.00) in financing for its operations (such financing to represent new cash available since April 1, 1994), Landlord shall return to Tenant the sum of Sixty-Five Thousand Dollars ($65,000.00), plus interest (see paragraph below). Such sum shall bear interest at the rate of 18% per annum if not paid within such five (5) business days. The balance of Thirty-Five Thousand Dollars ($35,000.00), which represents approximately two month's rent (based on the rent in effect during the last two months of the Initial Term), shall be retained by Landlord for the remainder of the Lease term, and any extensions thereof, as a Security Deposit ("Security Deposit"). For purposes of this Section 5, Landlord agrees that Tenant shall have provided sufficient evidence of financing if Tenant submits a written statement from Deloitte & Touche (or other "Big 6" firm) that Tenant has obtained the requisite $6,000,000.00 in financing since April 1, 1994.

Landlord may apply the Security Deposit to any charges due or any defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within five (5) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. Of the total One Hundred Thousand Dollars ($100,000.00), Landlord shall deposit Sixty-Five Thousand Dollars ($65,000.00) into a separate interest-bearing account in favor of Tenant. The sum of Thirty-Five Thousand Dollars ($35,000.00) shall be kept with Landlord's general funds and Tenant shall not be entitled to interest thereon. Upon termination of this Lease and after Tenant has vacated the Premises, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit. The cost of any work required to restore the Premises to its original condition (normal wear and tear excepted), shall be deducted from Tenant's Security Deposit.

In the event of termination of Landlord's interest in this Lease, and subject to Landlord's right of offset under the preceding paragraph, Landlord shall transfer the Initial Deposit or the Security Deposit (as the case may be) to Landlord's successor in interest, whereupon Tenant agrees to release Landlord from all liability for the return of such deposit or the accounting thereof.

6.  UTILITIES AND SERVICES

Provided that Tenant is not in default under any of the material terms, covenants, conditions, provisions or agreements of this Lease, Landlord will provide the following services:

    (a) Maintain normal and usual Building business hours, Monday through Friday, from 8:00 a.m. to 5:00 p.m. and on Saturday from 8:00 a.m. to noon; Sundays and holidays excepted; provided, however, that Tenant shall have access to the Building 24 hours a day, 7 days a week.

    (b) Furnish utilities to provide for lighting, convenience power, and heat and air conditioning capable of maintaining a temperature in accordance with the Washington Energy Code. Tenant's electrical consumption shall be monitored and billed to Tenant with reference to zones within the Building and meters for Tenant's consumption.

     (c) Provide non-attended passenger elevator facilities during all working days (Saturday, Sunday and holidays one elevator subject to call) (if applicable).

     (d) Provide janitorial service similar to that furnished in comparable general office space within the general area. Any and all additional janitorial service desired by Tenant shall be contracted for by Tenant directly with Landlord's janitorial agent, or a janitorial agent chosen by Tenant and subject to Landlord's reasonable approval, and the cost and payment thereof shall be Tenant's responsibility.

     (e) Make all normal repairs to the Premises, excluding repairs to or any special treatment of walls, floors or ceilings made by or at the request of Tenant and excluding repairs to any fixtures or other improvements installed or made by or at the request of Tenant, including any plumbing fixtures in the Premises. In the event any repairs are required because of any negligent or reckless act or omission of Tenant, its agents, employees, customers, or invitees, Landlord may make such repairs and add the cost thereof to the next installment of rent.

     (f) Provide water for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord.

     (g) Maintain the foundations, roof and all structural portions of the Building (subject to the reimbursement limitations by Tenant under Section 4).

     (h) Maintain the Building and Real Property in compliance with all governmental codes, rules and regulations.

     (i) It is understood that Landlord does not warrant that any of the services referred to above will be free from interruption by virtue of a strike or a labor trouble or any other cause whatsoever. Such interruption of service shall never be deemed an eviction or disturbance of Tenant's use or possession of the Premises, or any part thereof, nor shall it render Landlord liable to Tenant for damages, by abatement or reduction of rent or otherwise, nor shall it relieve Tenant from performance of Tenant's obligations under this Lease, nor shall Tenant be relieved from the performance of any covenant or agreement in this Lease because of such failure or interruption. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air-conditioning, and electrical systems, when necessary, by reason of accident or emergency, or for repairs, alterations or improvements, which are in the reasonable judgment of Landlord desirable or necessary, until said repairs alterations or improvements shall have been completed; provided, Landlord shall use its good faith efforts to minimize interruption to Tenant's business operations.

     (j) To the extent it is required, Landlord shall be responsible for complying with the Americans with Disabilities Act for the Building, common areas, parking lot and the restrooms on the second floor (as such exist on the date of Lease execution).

     (k) Tenant shall be entitled to use the common showers in the One Newport Building free of charge, and shall also be entitled to use all the common tenant amenities currently available or to be built throughout the entire Newport Corporate Center for the benefit of the commercial tenants.

     (l) Payment for all services rendered under this Section shall be in accordance with Section 4 of this Lease.

7.   CARE OF PREMISES

Tenant agrees that it shall:

     (a) Not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof.

     (b) Give Landlord access to the Premises at all reasonable times and on reasonable prior notice, without charge or diminution of rent, to enable Landlord to examine the same and to make such repairs, additions and alterations as Landlord may deem advisable, including the right to show the Premises for the purpose of a potential sale or lease.

     (c) Keep the Premises in good order and condition and replace all broken glass (within the Premises) with glass of the same quality as that broken (where glass was broken by Tenant or its employees, agents, contractors or invitees), save only glass broken by fire and extended coverage type risks.

     (d) Recognize that improvements attached to the Premises (and specifically excluding Tenant's personal property, trade fixtures and equipment) become the property of the Building and may not be removed without approval of Landlord which approval may be subject to the Tenant's paying for the cost of repairs resulting from the removal of such improvements.

     (e) Upon the termination of this Lease in any manner whatsoever, remove Tenant's property and those of any other person claiming under Tenant, and quit and deliver up the Premises to Landlord peaceably and quietly in as good order and condition as the same is now in or hereafter may be put in by Landlord or Tenant, reasonable use and wear thereof excepted. Property not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient with reasonable cost to be billed to the Tenant.

     (f) Not place signs on the Premises except as authorized and approved by Landlord and subject to all applicable governmental rules and restrictions, as well as the "Building Rules and Regulations" as set forth in Exhibit "E".

     (g) Not make any alteration of, improvements to, or addition to the Premises without the prior written approval of Landlord; see also Section 25A herein.

     (h) Not install or authorize the installation of any coin operated vending machine without obtaining prior written consent from Landlord and coordinating all details of the installation (including but not limited to the necessary wiring and actual moving of the machine(s) in the Building or Premises) with Landlord. The vending machine shown on Tenant's space plan has been approved by Landlord.

     (i) Not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     (j) Not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this Subsection.

     (k) Observe the "Building Rules and Regulations" described in Exhibit "E", and which may be modified by Landlord from time to time upon reasonable notice from Landlord to Tenant.

     (l) Monitor issuance of keys. Unless specifically provided otherwise in the Lease, all initial keys and/or Building security card devices for access to the Premises and Building are provided at Tenant's cost. Any re-keying of the Premises and/or Building due to lost or missing keys shall be at Tenant's cost. No additional locks shall be placed upon any doors without the written consent of Landlord. Additional keys and/or Building security card devices shall be furnished at Tenant's cost. Upon termination of this Lease, all keys and Building security card devices shall be surrendered to Landlord.

     (m) Remove, upon Landlord's request, all cabling provided by or on behalf of Tenant in Tenant's Premises, at Tenant's sole cost, upon Lease termination.

     (n) Not place any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or the electrical system of the Premises or Building without the prior written consent of Landlord.

     (o) To the extent it is required, Tenant shall be responsible for complying with the Americans Disabilities Act for any work in the Premises arising out of Tenant's possession, use or occupancy of the Premises.

8.   ASSIGNMENT AND SUBLETTING

     (a) Tenant shall not, either voluntarily or by operation of law, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance. Landlord's consent is governed by the provisions of Subsection 8(c) below.

     (b) In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least 10 days prior to the date when Tenant desires the assignment or sublease to be effective (the "Assignment Date"), Tenant shall give Landlord a notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, verification that the proposed assignee or sublessee's use is not inconsistent with permitted uses hereunder, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail and Landlord may withhold consent to any assignment or sublease until such information is provided to it.

     (c) Landlord shall not unreasonably withhold or delay consent to any subletting, assignment, hypothecation or transfer of this Lease; however, the parties agree that if Landlord withholds consent based upon Landlord's disapproval of the proposed assignee's or subtenant's financials, or the proposed assignee's or subtenant's incompatible use of the Building (including restrictions in other tenant's leases), or Tenant's rental rate being below fair market rate (without an appropriate increase in rate being paid by Tenant to Landlord) such withholding of consent shall not be deemed unreasonable. The subletting of substantially all of the premises for all or any part of the remaining term of this Lease shall be deemed an assignment rather than a sublease for purposes of this clause. Notwithstanding the foregoing, Landlord shall consent to the assignment or transfer, if the Assignment Notice states that Tenant desires to assign the Lease to Tenant's parent or a wholly-owned subsidiary of Tenant or such parent or to any entity into which Tenant is merged, with which Tenant is consolidated or which acquired all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this

Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this Section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant immediately prior to the assignment.

     (d) If Tenant shall sublet all or any portion of the Premises that Tenant has occupied for its own use at any time, then any net consideration paid by the sublessee (i.e., after deducting Tenant's reasonable legal, marketing, tenant improvement and other costs) for the portion of the Premises being sublet that previously was occupied by Tenant that exceeds 110% of the Basic Rent and rental adjustments provided by this Lease for such portion of the Premises being sublet shall be due, owning and payable from Tenant to Landlord when paid or owing by the sublessee under the sublease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that, during the entire term of this Lease, was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

     (e) Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Premises that is not in compliance with the provisions of this Section shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to any assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable fee for costs incurred in connection herewith, including but not limited to costs for attorneys, accountants, architects, tenant improvement oversight and administration. This Section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successors or assignee of Tenant, or any sublessee of the Premises.

The term "assign," as used herein, shall include (i) an assignment of a part of interest in this Lease, as well as any assignment from one co-tenant to another; and (ii) an assignment to any prior owner of the Tenant's interest herein or part thereof.

Landlord's consent shall not be required if any of the stock (or the securities) of Tenant are sold, transferred or otherwise conveyed (but Tenant shall give Landlord written notice if there occurs one or more sales or transfers within a twelve (12) month period, by operation of law or otherwise, or creation of new stock, by which an aggregate of fifty percent (50%) or more of Tenant's voting stock shall be vested in a party or parties who are nonstockholders as of the date hereof).


9.   DELAY IN POSSESSION

     If Landlord shall be unable to give possession of the Premises on the date of the commencement of the term hereof by reason of the fact that: the Building has not been sufficiently completed to make the Premises ready for occupancy; a certificate of occupancy has not been procured; there has occured a holding over or retention of possession by any prior tenant; or repairs, improvements or decorations of the Premises or the Building, are not completed; or, for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the date of possession of the Premises is given or the Premises are available for occupancy by Tenant, and not such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of this Lease or the obligation of Tenant hereunder, nor shall same be construed in any way to extend the term of this Lease.

10.  DAMAGE OR DESTRUCTION

     (a) In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall:

In the event of a partial destruction of the Building and/or the Premises, to an extent not exceeding 25% of the full insurable value thereof, and if the damage thereto is such tat the Building and/or the Premises may be repaired, reconstructed or restored within a period of one hundred twenty (120) days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction or restoration and this Lease shall continue in full force and effect. If such repair, reconstruction, or restoration shall require a period longer than one hundred twenty (120) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct, or restore and the Lease shall then terminate. Under any of the conditions of this Subsection (a), Landlord shall give written notice to Tenant of its intention within ninety (90) days after the occurrence of such damage or destruction. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction. If the Building and/or Premises is destroyed or damaged (as described in this paragraph) and the Building and/or Premises cannot be repaired, reconstructed or restored within twelve (12) months of the date of such damage or destruction, then Tenant shall have the right to terminate this Lease by giving written notice of termination to Landlord within fifteen (15) days after the expiration of the twelve (12) month period; the effective termination date shall be retroactive to the date of the damage or destruction.

In the event Tenant elects to terminate this Lease as provided herein, the date of termination shall be the day of such damage or destruction occurred as if that date were the time originally fixed for termination of this Lease and this Lease shall come to an end with the same force and effect as if the early termination date was the date provided for the expiration hereof. Further, all provisions of this Lease that are to become effective on the termination of this Lease shall become operative as effective on the new termination date.

     (b) Upon any termination of this Lease under any of the provisions of this Section 10, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

     (c) In the event of repair, reconstruction, or restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant's recovery for damages, if any, is limited to rental abatement. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by any damage, repair, reconstruction or restoration.

     (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this
Section 10. Notwithstanding anything to the contrary contained in this
Section 10, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repair or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one year period and this Lease shall be deemed terminated.

     (e) If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

     (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and/or the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

     (g) Notwithstanding anything to the contrary contained in this Section 10, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 10 occurs during the last twelve (12) months of the then current term of this Lease. However, if Landlord chooses not to restore, Tenant may elect to terminate this Lease.

11.  INDEMNIFICATION

Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably approved in writing by Landlord; provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, agents or employees.

12.  DAMAGE TO TENANT'S PROPERTY

Notwithstanding anything in this Lease to the contrary, Landlord or its agents shall not be liable for any damage to Tenant's property which is caused by the following: (i) any damage to any property entrusted to employees of Landlord, (ii) loss or damage to any property by theft or otherwise, or (iii) any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

13.  TENANT'S INSURANCE

     (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

          (1) Comprehensive General Liability Insurance insuring Tenant against any liability arising out of lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000.00 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy shall insure the hazards of Premises and operations, independent contractors, contractual liability (covering the indemnity contained in Section 11 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a provision that "the insurance provided Landlord hereunder shall be primary and non-contributing with any other insurance available to Landlord."

          (2) Any other forms of insurance (other than earthquake) and in such amounts as Landlord or any mortgagees of Landlord may reasonably require from time to time.

     (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "A5" or better, as set forth in the most current issue of Bests Insurance Guide. Within 5 days after occupancy of the Premises, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after 30 days prior written notice to Landlord. Tenant shall within 10 days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, and if not delivered within that time, Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

14.  WAIVER OF SUBROGATION

Tenant and Landlord agree to mutually release each other from liability, and to waive all right of recovery against the other, for any loss of or damage to the property of each, including earnings derived therefrom, caused by or resulting from fire, the perils of the commonly referred to Extended Coverage Endorsement and leakage from automatic sprinkler systems, if any, or from perils insured against under any insurance policies maintained by the parties hereto, regardless of the cause of such loss or damage even though it results from some act or negligence of a party hereto, its agents or representatives; provided, however, that this provision shall be inapplicable if it should have the effect, but only to the extent that it would have the effect, of invalidating any insurance coverage of the parties thereto.

15.  EMINENT DOMAIN

If more than twenty-five percent (25%) of the Building containing the Premises shall be taken or condemned for public or quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation. All rights of the Tenant to damages therefor are hereby assigned by the Tenant to Landlord; provided, nothing contained in this Section 15 shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant. Upon such condemnation or taking, the term of this Lease shall cease and terminate from the date such governmental agency takes possession, and the Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease. If less than twenty-five percent (25%) of the Building shall be so taken, but if such taking shall substantially affect the Premises or the means of access thereto, or if such taking shall be of a substantial part of the Premises, Landlord or Tenant shall have the right, by delivery of notice in writing to the other party, to terminate this Lease as of the date when possession shall be so taken. If neither party shall so elect, this Lease shall be and remain unaffected by such taking except that, effective as of the date when possession shall be so taken, the rent payable hereunder shall be diminished by an amount which shall bear the same ratio to the rent as the area of the part of the Premises taken bears to the area of the Premises before such taking.

16.  BANKRUPTCY

If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty (30) days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty (30) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided for by Section 17 of this Lease. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Section 16.

17.  DEFAULT AND RE-ENTRY: REMEDIES

     (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

          (i) The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while Tenant is in default of any provisions or term of this Lease.

         (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, within five (5) days of receipt of written notice of default. Notwithstanding the foregoing, if twice within any twelve-month period during the Initial Term, or any extension thereof, Tenant shall have received written notice of default, then written notice shall no longer be required and Tenant shall be in monetary default for failure to pay any obligation on the date due.

        (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in (i) or (ii) above, where such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant. If the nature of Tenant's default is such that more than 10 days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said 10 day period and thereafter diligently prosecute such cure to completion.

         (iv) Subject to Section 365(b)(2) and (e)(1), Bankruptcy Reform Act of 1978, as amended by the Bankruptcy Amendments and Federal Judgeship Act of 1984, (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 30 days); (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days; or (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within 30 days.

     (b) In the event of any such default by Tenant, then Landlord may elect either (i) to cancel and terminate this Lease, (ii) to terminate Tenant's right to possession only without terminating the Lease, or (iii) pursue any other remedy available at law or equity.

In the event of election under (b)(ii) above to terminate Tenant's right to possession only, Landlord may, at Landlord's option, enter into the Premises, change the locks and take and hold possession of the Premises in accordance with applicable law, without such entry into possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay the rent hereunder for the full stated term. Upon such re-entry, Landlord may remove all persons and property from the Premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Upon and after entry into possession without termination of the Lease, Landlord shall use reasonable efforts to relet the Premises, or any part thereof, for the account of Tenant, to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, using reasonable discretion, shall determine, but Landlord shall not be required to accept any tenant offered by Tenant or to observe any instruction given by Tenant about such reletting. In any such case, Landlord may make repairs and redecorate the Premises to the extent reasonably necessary to secure a replacement tenant, and Tenant shall, upon demand, pay the costs thereof, together with all of Landlord's expenses of reletting, including but not limited to, reasonable brokerage fees and legal expenses. In the event that Landlord shall have terminated Tenant's right to possession only, Landlord shall have the right to further pursue any remedy at law or in equity that may be available to Landlord.

     (c) In the event that Landlord shall elect to terminate this Lease, then upon such termination Tenant shall (if it has not already done so) quit and surrender the Premises to Landlord and Landlord may recover from Tenant:

          (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

         (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

        (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

         (iv) Any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

As used in (c)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at 12% per annum compounded or such other maximum allowable interest rate should the aforesaid 12% rate violate any applicable laws or regulations. As used in (c)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

     (e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver or any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

18. LIEN

Landlord agrees to waive its rights on all property of Tenant placed in the Building with the exception of Landlord's statutory lien rights, which are hereby expressly preserved.

19. SUBORDINATION, QUIET ENJOYMENT

This Lease is subject to and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the Premises or the land and buildings of which said Premises are a part subject to Tenant's right to quiet enjoyment so long as Tenant is not in default hereunder.
Tenant will, upon demand by Landlord, execute such instruments as may be required at any time, and from time to time, to subordinate the rights and interests of the Tenant under this Lease to the lien of any mortgage or trust deed at any time placed on the land of which the Premises are a part;
provided however, that such subordination shall not affect Tenant's right to possession, use and occupancy of the Premises so long as Tenant shall not be in default under any of the terms and conditions of this Lease. Tenant further agrees:

    (a) That any such subordination agreement will contain a provision satisfactory to Landlord's financing lender whereby Tenant will agree, in the event of foreclosure of any such mortgage or trust deed to attorn to and recognize as its landlord under the terms of this Lease said lender or any purchaser of the leased property at a foreclosure sale of their heirs, successors, or assigns; and

    (b) That it will execute and deliver to such lender an Estoppel Certificate in form reasonably satisfactory to such lender.

Landlord shall provide to Tenant within thirty (30) days of Lease execution, two subordination, nondisturbance and attornment agreements, in substantially similar form as that attached as Exhibit "I," to be executed thereafter by Tenant and Principal Mutual Life Insurance Company and Union Bank. Landlord shall exercise best efforts to obtain the signatures of both such financial institutions.

20. ESTOPPEL CERTIFICATES

Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date this Lease was executed; the Initial Term Commencement Date, as well as the date of Initial Term expiration; the date Tenant entered into occupancy of the Premises; the amount of minimum monthly rental and the date through which such rental has been paid; and certifying: that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of the agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; whether all conditions under this Lease to be performed by Landlord have been satisfied; whether all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; whether on this date there are existing defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord, and whether more than one month's rental has been paid in advance. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgage of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within 10 days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee, that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in this Lease, and that not more than one month's rental has been paid in advance.

21.  ATTORNEY'S FEES

     (a) PAYMENT TO PREVAILING PARTY. If either party shall bring an action or proceeding (including, without limitation, any cross-complaint, counterclaim or third party claim) against any other party by reason of the breach or alleged violation of any covenant, term or obligation hereof, or for the enforcement of any provision hereof, or to interpret, or otherwise arising out of this Lease, the Prevailing Party in such action or proceeding shall be entitled to is costs and expenses of suit, including but not limited to reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing Party" within the meaning of this Section shall include, without limitation, a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action.

     (b) ATTORNEYS' FEES IN THIRD PARTY LITIGATION. If either party is required to initiate or defend any action or proceeding with a third party (including, without limitation, any cross-complaint, counterclaim or third party claim) because of the other party's breach of this Lease, or otherwise arising out of this Lease, and such party is the Prevailing Party in such action or proceeding, then the party so initiating or defending shall be entitled to reasonable attorneys' fees from the other party.

     (c) SCOPE OF FEES. Attorneys' fees under this Section shall include attorneys' fees on any appeal, and, in addition, a party entitled to attorneys' fees shall be entitled to all other reasonable costs and expenses occurred in connection with such action.

22.  LATE CHARGES

Tenant acknowledges that a late payment of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is difficult to ascertain. Such costs may include, but not be limited to, processing and accounting charges, and penalties imposed by terms of any contracts, mortgages or deeds of trust covering the Building. Therefore, in the event Tenant should fail to pay any installment of rent or any sum due hereunder for five (5) days after such amount is due, then Tenant shall pay Landlord as additional rent, a late charge equal to five percent (5%) of the amount owing. Notwithstanding the above, nothing contained in this Section shall be deemed to preclude Landlord from exercising any other right or remedy Landlord may have under this Lease in law or equity, in addition to or in lieu of the above late charges.

23.  NOTICES

All bills, statements, notices or communications which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Building (Attention: President), all such notices being effective upon delivery, or three (3) business days after mailing. Any notice by Tenant shall be sent by registered or certified mail, return receipt requested, addressed to Landlord, or personally delivered, at the address where the last previous rental hereunder was payable or in the case of subsequent change upon notice given, to the latest address furnished.

24.  HOLDING OVER

Should Tenant continue to occupy the Premises after expiration or termination of the Initial Term or any renewal or renewals thereof, or after a forfeiture should occur, such tenancy shall be from month-to-month at a monthly rent equal to twice the rent paid for the last month of the term of this Lease and all other charges due hereunder for each month or any part thereof of any such holdover period. In the event of any unauthorized holding over by Tenant, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Premises covered hereby effective upon termination of this Lease.

25.  CONSTRUCTION OF IMPROVEMENTS

Landlord will contribute up to $5.00 per useable square foot (the "Allowance") toward the cost of the tenant improvements set forth in the Scope of Work (Exhibit "C-2"), the Space Plan (Exhibit "C-1") and any related working drawings (the "Improvements"). Landlord shall have no additional responsibility or obligation to pay any amounts in excess of said $5.00 per useable square foot. Any costs or expenses incurred by Tenant in excess of said figure shall be the sole and exclusive responsibility of Tenant, payable in accordance with a progress payment schedule to be mutually agreed upon by Landlord and Tenant. All construction progress payments by Tenant, if any, must be timely made in order for construction work to continue on schedule.

After execution of the Lease, Landlord shall enter into a construction contract with a mutually agreed upon contractor as general contractor, for the construction of said Improvements, or any portion thereof as mutually agreed upon by Landlord and Tenant, in accordance with the Work Letter Agreement and the Scope of Work attached as Exhibit "C" and Exhibit "C-2"; Landlord shall thereafter monitor the completion of such work.

Tenant shall appoint in writing its designated representative to act on its behalf and represent its interest with respect to Tenant's right to review all bids, costs, prices, change orders, etc. No consent, authorization or other action by Tenant with respect to matters set forth in Section 25 shall bind Tenant unless in writing and signed by the aforementioned representative.

Only those improvements described in Paragraph A of the Scope of Work, Exhibit "C-2," will be constructed prior to the Commencement Date. All improvements described in Paragraph B of the Scope of Work, Exhibit "C-2," not constructed as of the Commencement Date may, at Tenant's option, be constructed at a time to be mutually agreed upon by Landlord and Tenant under the same terms and conditions as set forth in this Section 25; provided, the Allowance is one lump sum available to Tenant for work described under both Paragraphs A and B of the Scope of Work, Exhibit "C-2."

In the event the total costs and expenses of the improvements do not equal or exceed the Allowance contributed by Landlord, and Tenant elects to lease the Option Space or First Right Space (under Subsections 1.3 or 1.4, respectively) at any time during the Initial Term, Tenant may utilize any remaining portion of the Allowance for tenant improvement work in the Option Space. The remainder of the Allowance, if there exists a remainder under this
Section 25, shall be in addition to whatever other allowance is available to Tenant under Subsections 1.3 or 1.4 herein.

Landlord's collection rights to all amounts due under Section 25 shall be deemed the same as for additional rent under the Lease.

At Landlord's sole cost, Landlord shall replace the light bulbs in the Premises, as necessary, to provide uniform and comfortable light throughout the Premises prior to the Commencement Date.

At Landlord's sole cost, Landlord shall be responsible for the cost of seismic upgrades to the Premises, if required. Landlord shall also be responsible for the cost of all work identified in Exhibit "C-2" as Landlord's Work-Phase I (20 - 22) and Landlord's Work-Phase II (36 and 37).

Legal title to all such improvements (including any improvements paid for by Tenant) shall immediately vest in Landlord upon substantial completion thereof.

25A.  CONSTRUCTION OF FUTURE IMPROVEMENTS.

This Section 25A shall be effective following substantial completion of all work described in Section 25 above.

     (a)  APPROVAL PROCESS.

          (i) INTERIOR FINISHES UNDER $25,000.00. Tenant may make or cause to be made interior finish work (alterations, additions or improvements) to the Premises including paint, carpet, floor, wall and window coverings without the prior written approval of Landlord when such alterations, additions or improvements cost under Twenty-Five Thousand Dollars ($25,000.00). All contractors shall be licensed and bonded and approved, in advance of any work, by Landlord. All contractors shall provide Landlord with a certificate of insurance complying with Landlord's insurance requirements prior to commencement of any work. Tenant shall notify Landlord at least ten
(10) business days in advance of such work to ensure proper coordination of work in the Building and Premises.

         (ii) INTERIOR FINISHES OVER $25,000.00 OR STRUCTURAL WORK. Tenant may make or cause to be made interior finish work (alterations, additions or improvements) to the Premises costing in excess of Twenty-Five Thousand Dollars ($25,000.00) or structural interior alterations (structural interior alterations include but are not limited to alterations involving the Building electrical, mechanical, plumbing, fire safety, life or other Building systems), with the prior written approval of Landlord. All contractors shall be licensed and bonded and approved, in advance of any work, by Landlord. Tenant shall provide Landlord with written notice of its intent to make changes at least thirty (30) days prior to the start of any proposed work. Notice shall include detailed information concerning the following items:

                   (A) General description of the changes to be made including the description of any demolition work.

                   (B) List of proposed licensed and bonded contractors to do the work (Tenant is required to select from Landlord's third-party contractors for any electrical, mechanical, fire or life safety systems work); all contractors shall provide Landlord with a certificate of insurance complying with Landlord's insurance requirements prior to commencement of any work.

                   (C)  Estimate of the cost of work;

                   (D) Intended work schedule including duration and indicating whether the work will be accomplished during "normal Building hours" or on an off-hours basis; and

                   (E) Plans and specifications for the work, including all architectural, plumbing, mechanical, electrical, cabling, fire alarm and sprinkler (unless work involves, e.g., decorating, floorings, wall coverings, carpeting, painting, where plans and specifications are not applicable).

     (b) WORK AT TENANT'S RISK. Tenant shall complete any work done pursuant to Subsection 25A(a) at Tenant's sole risk, cost and expense, and shall keep the Premises, Building and Real Property free and clear of liens of any kind. If any such liens are filed, Tenant shall have thirty (30) days (or ten (10) days if Landlord is in the process of refinancing) from the receipt of notice from Landlord informing Tenant of such filing to either remove such liens or to provide a bond (or other security acceptable to Landlord and its lender) in the amount of 150% of the lien claim (or a greater amount, if so required by Landlord's lender) indemnifying Landlord as security for the removal or certification thereof. Tenant covenants and agrees that all work done shall comply with the requirements of all governmental agencies, offices and boards having jurisdiction over the Premises. Further, Tenant shall provide to Landlord, within thirty (30) days of completion of any work, copies of all as-builts and plans and specifications (including all cabling and electrical plans), as applicable. Tenant agrees to hold harmless and indemnify Landlord in the event of any breach of Tenant's obligations.

     (c) TITLE TO PROPERTY. Landlord shall notify Tenant prior to the commencement of any improvements under Section 25A if Tenant will be required to remove such additions, alterations or improvements at the end of the Lease term and restore the Premises to the same condition it was in prior to such installation. Notwithstanding the foregoing sentence, Tenant shall be obligated to remove, at Tenant's cost, all cabling installed by or on behalf of Tenant within the Premises, and to restore the Premises to its original condition in connection with such removal. At the expiration or earlier termination of this Lease, all alterations, additions or improvements made by Tenant after the Commencement Date shall, at Tenant's option (unless otherwise required by Landlord pursuant to the previous sentence,) either be removed and the Premises returned to their original configuration (normal wear and tear and damage due to fire or other casualty excepted), or shall become the property of Landlord, free and clear of liens, claims and encumbrances, to remain upon and be surrendered with the Premises. Notwithstanding anything to the contrary herein, all movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment affixed to or located within the Premises, which can be removed without damage to the Building, shall remain the property of Tenant; provided, Tenant shall promptly repair any damage to the Premises and building upon their removal. Furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Initial Term and any extensions thereof.

Legal title to all such Improvements (including any improvements paid for by Tenant) shall immediately vest in Landlord upon substantial completion thereof.

26.  RENT TAX

If during the term of this Lease Agreement, any tax be imposed upon the privilege of renting the space leased hereunder or upon the amount of rentals collected therefore, Tenant will pay as additional Rent each month a sum equal to such tax or charge that is so imposed, but nothing herein shall be taken to require Tenant to pay any income tax imposed upon Landlord.

27.  PRIOR AGREEMENT, AMENDMENTS

Neither party hereto has made any representations or promises except as contained herein or in some further writing signed by the party making such representation or promises. No agreement hereinafter made shall be effective to change, modify, discharge or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by or on behalf of the party against whom enforcement of the charge, modification, discharge or abandonment is sought.

28.  PERSONAL PROPERTY TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord and is standard in the building. In the event any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

29.  SUCCESSORS

All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, legal representatives, successors and assigns and upon any person or persons coming into ownership or possession of any interest in the Premises by operation of law or otherwise.

30.  RIGHT TO PERFORM

If Tenant shall fail to pay any sum of money, other than Basic Rent and additional rent required to be paid by it hereunder, or shall fail to perform hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment of sums due under this Section as in the case of default by Tenant in the payment of rent.

31.  FORCE MAJEURE

Whenever performance is required of either party hereunder, that party shall use all due diligence to perform and shall take all necessary measures in good faith to perform; provided, however, that if completion of performance shall be delayed at any time by reason of acts of God, war, civil commotion, riots, strikes, picketing, or other labor disputes, or damage to work in progress by reason of fire or other casualty, or cause beyond the reasonable control of said party (financial inability or negligence excepted), then the time for performance as herein specified shall be appropriately extended by the amount of the delay actually so caused.

32.  LIMITATION ON LIABILITY

In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (a) The sole and exclusive remedy shall be against Landlord's interest in the Building and Real Property;

     (b) No general or limited partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (c) No service or process shall be made against any general or limited partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     (d) No general or limited partner of Landlord shall be required to answer or otherwise plead to any service or process;

     (e) No judgment will be taken against any general or limited partner of Landlord;

     (f) Any judgment taken against any general or limited partner of Landlord may be vacated and set aside at any time nunc pro tunc;

     (g) No writ of execution will ever be levied against the asset of any general or limited partner of Landlord; and

     (h) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

33.  MODIFICATION BY LENDER

If, in connection with obtaining construction, interim or permanent financing for the Building the lender shall request reasonable modification of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modification(s) do not increase any obligation of Tenant hereunder or materially and/or adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

34.  MISCELLANEOUS

     34.01 DEFINITION OF "TENANT". The word "Tenant", wherever used in this Lease, shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, obligate or inure to the benefit of Landlord and Tenant and their respective agents and employees.

     34.02 BROKERAGE COMMISSIONS. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees (except Dale Behar of Behar Company Commercial Real Estate Services, collectively referred to as "Broker") in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense, including attorneys' fees, incurred by Landlord as a result of any claim asserted by any broker, finder or other person other than Broker on the basis of any arrangement or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this Subsection shall not apply to brokers with whom Landlord has an express written brokerage agreement. Landlord agrees to pay all commissions or fees payable to Broker, pursuant to a separate agreement.

     34.03 DEFINITION OF "LANDLORD". The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, and provided the Initial Deposit or Security Deposit, whichever is applicable, subject to any Landlord right of offset under this Lease, is transferred to the grantee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of the Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

     34.04 CAPTIONS. The captions of the paragraphs in this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing or interpreting the provisions hereof if any question of intent should arise.

     34.05 WAIVERS. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by

Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     34.06 PARKING. Landlord shall provide Tenant with three (3) unreserved parking stalls per 1,000 square feet, per local code requirements, free of charge during the Initial Term and any extended term. In addition, Landlord shall provide Tenant four (4) reserved parking stalls at no charge, to be mutually agreed upon by Landlord and Tenant and subject to all applicable governmental codes, near the front Building entrance. Landlord does not have an obligation to monitor the use of the reserved stall(s), but Landlord will provide appropriate signage for the reserved stalls.

     34.07 EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option of Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     34.08 TIME. Time is of the essence of this Lease with respect to the performance of every provision of this Lease in which time or performance is a factor.

     34.09 SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs, or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     34.10 RECORDING. Landlord hereby consents to Tenant recording a short form memorandum of this Lease in the form attached as Exhibit "H."

     34.11 CONSENTS. Unless a section of this Lease specifically provides to the contrary, whenever the consent or approval of either party is required hereunder such consent shall not be unreasonably withheld.

     34.12 LIGHT AND AIR. This Lease does not grant any right of access to light, air, or view, over the property, and Landlord shall not be liable for any diminution of such light, air, or view by an adjacent structure and/or vegetation. Tenant agrees and covenants that no diminution of light, air or view by any structure which may hereafter be erected shall entitle Tenant to any reduction in Basic or Additional Rent under this Lease, result in any liability or obligation of Landlord to Tenant, or in any way affect this Lease or Tenant's obligations hereunder.

     34.13 NAME. Tenant shall not, without the written consent of Landlord, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

     34.14 CONSTRUCTION. This Lease shall be construed in accordance with the laws of the State of Washington.

     34.15 MERGER. This Lease supersedes any and all other agreements, either oral or in writing between parties hereto with respect to the Premises and contains all of the covenants, agreements and other obligations between the parties with respect to the Premises.

     34.16 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease, shall be unaffected by said payment, endorsement or statement. Landlord reserves the right, in the absence of instructions to the contrary, to apply payment received from Tenant in whatever manner Landlord chooses.

     34.17 RULE AGAINST PERPETUITIES. If this Lease has not been previously terminated pursuant to the terms and provisions contained herein, and the term of this Lease and/or the accrual of rent hereunder shall not have commenced within two (2) years from the date appearing on Page 1 of this Lease, then and in that event this Lease shall thereupon become null and void and have no further force and effect whatsoever in law or equity.

     34.18  AUTHORITY.

            (a) TENANT. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that she/he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. Concurrently with the execution of this Lease, Tenant shall deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing the execution of this Lease. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that she/he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership in accordance with its terms, and concurrently with the execution of this Lease, Tenant shall deliver to Landlord such evidence of authorization as Landlord may require. If Tenant is a marital community, or a member of a marital community, both members of the marital community shall execute this Lease, or concurrently with execution off this Lease, Tenant shall deliver to Landlord such evidence as Landlord may require that the member signing this Lease has the authority to sign on behalf of the marital community or, with Landlord's prior written consent, that Tenant's interest in this Lease is to be the separate estate of the signing member.

            (b) LANDLORD. Landlord is a general partnership. The individual executing on behalf of Landlord represents and warrants that she/he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership in accordance with the terms of the partnership agreement.

     34.19 EXHIBITS. All exhibits attached to this Lease are incorporated herein by reference.

     34.20 PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, the Lease shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforceable to the fullest extent of the law.

35.  HAZARDOUS MATERIALS

     a. "Hazardous Material" means any substance, waste or material which is deemed hazardous, toxic, a pollutant or a contaminate, under any federal, state, or local statute, law, ordinance, rule regulation, or judicial or administrative order or decision, now or hereafter in effect.

     b. Tenant shall not cause of permit any Hazardous Material to be brought upon, kept or used in or about the Premises, Building and/or Real Property by Tenant, its agents, employees, contractors, or invitees without the prior written consent of Landlord. In order to obtain Landlord's consent, Tenant must demonstrate to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept, and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises. Provided, Tenant shall not be in violation of the foregoing by its use and storage of lubricants, cleaners and standard office products, otherwise defined as hazardous, which products are used by Tenant with due care and in accordance with the instructions of the product manufacturer, in the reasonable and prudent conduct of Tenant's business on the Premises, Building and/or Real Property.

36.  RIDERS

     36.1 SIGNAGE. Tenant may affix, at its sole cost and expense, one (1) sign on the Building. The exterior sign, including design, plans, specifications, location and manner of attachment to the Building, shall be subject to Landlord review and approval and shall comply with all applicable codes and governmental requirements. The exterior Building sign will employ channel illuminated letters. Tenant shall be solely responsible for all costs and expenses relating to the sign, including but not limited to the installation, maintenance, electrical consumption and removal of Tenant's Building signage, whether during the term of the Lease or upon an earlier termination of the Lease or Tenant's vacation of its Premises (for whatever reason). Tenant shall be responsible for all costs of Building restoration with respect to the sign as part of its obligation hereunder.

     36.2 SECURITY SYSTEM. Tenant, at its sole cost and expense, may install a security system within its Premises. The security system, including design, plans, specifications, location and manner of installation, shall be subject to Landlord review and approval and shall comply with all applicable codes and governmental requirements. Notwithstanding the foregoing, Tenant may elect to use the security system currently existing in the Premises, at no additional charge, and Landlord will not remove such system unless and until directed by Tenant. Tenant shall be solely responsible for all costs and expenses relating to the security system, including but not limited to the installation, maintenance, electrical consumption and removal of the security system from the Building, whether during the term of the Lease or upon an earlier termination of the Lease or Tenant's vacation of its Premises (for whatever reason). Tenant shall be responsible for all costs of Building restoration with respect to the security system as part of its obligation hereunder. However, if Tenant utilizes the security system in place at the date of Lease execution, Tenant shall not be obligated to remove the system upon Lease termination.

Clauses, plats and riders, if any, signed by Landlord or Tenant and affixed to this Lease are a part hereof.

IN WITNESS WHEREOF, the respective parties hereto have executed this Lease or caused this Lease to be executed by their duly authorized representatives the day and year first hereon written.

LANDLORD:                              TENANT:

Factoria Heights,                      Coinstar, Inc.,
a Washington general partnership       a Delaware corporation


By: /s/ Cheryl SXXXXXXXXXX             By: /s/ Warren M. Gordon
    ----------------------------           -----------------------------
    as attorney in fact for            Name: WARREN M. GORDON
    Basil D. Vyzis                     Its: CHIEF FINANCIAL OFFICER
    Managing General Partner                ----------------------------

3605 132nd Avenue S.E., Suite 300      13231 SE 36th Street, Suite 200
Bellevue, WA 98006-1323                Bellevue, WA 98006
(206) 643-4300

                       ****TENANT'S ACKNOWLEDGMENT****


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     On this 1st day of June, 1994, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Warren M. Gordon to me known to be the Chief Financial Officer and __________________ to me known to be the ____________________ of
Coinstar, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute said instrument.

     IN WITNESS WHEREOF my hand and official seal hereto affixed the day and year in this instrument above written.


                                       /s/ Sheila J. Gill
                                       ---------------------------------------
                                       NOTARY PUBLIC in and for the State of
     [STAMP]                           Washington, residing at Kirkland
                                       My commission expires: 5-25-96
                                       Type or Print Name as signed:
                                            Sheila J. Gill
                                       ---------------------------------------

STATE OF WASHINGTON    )
                       )
COUNTY OF KING         )


     On this 1st day of June, 1994, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and qualified, personally appeared CHERYL A. SMITH to me known to be the individual described in and who executed the within and foregoing instrument as Attorney-in-Fact for BASIL D. VYZIS to me known to be the individual who executed the within and foregoing instrument as Managing General Partner of Factoria Heights, a Washington general partnership, and acknowledged to me that she signed and sealed the same as her free and voluntary act and deed as Attorney-in-Fact for said principal for the uses and purposes therein mentioned, and on oath stated that the Power of Attorney authorizing the execution of this instrument has not been revoked and that said principal is now living and is not insane.


     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.



                                                  Sheila J. Gill
                                       ---------------------------------------
                                       Notary Public in and for the State of
                                       Washington, residing at    Kirkland
                                                               ---------------
                                       My commission expires:     5-25-96
                                                               ---------------
         [SEAL]

                                  EXHIBIT "A"
                              LEGAL DESCRIPTION


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.

LEGAL DESCRIPTION:        NEWPORT HEIGHTS


Lot B of Short Plat No. 83-24, according to the Short Plat Survey recorded under King County Recording No. 8407179002;

Situate in the City of Bellevue, County of King, State of Washington.

                                 EXHIBIT "A-1"
                                   PREMISES


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


                                 [FLOOR PLAN]

                                EXHIBIT "A-2"
                                OPTION SPACE


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


                                 [FLOOR PLAN]

                                EXHIBIT "A-3"
                              FIRST RIGHT SPACE


This exhibit is a continuation of that certain Lease dated May __, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.



                                 [FLOOR PLAN]

                                  EXHIBIT "B"
                                 BUILDING AREA


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


1.     The term "USEABLE AREA" when used in the Lease shall mean:

       The entire area included within the Premises covered by such Lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) of the Building bounding such Premises, the exterior of all walls separating such Premises from any public corridors or other public areas on such floor and the centerline of all walls separating such Premises from other areas leased or to be leased to other tenants on such floor.

2.     The term "RENTABLE AREA" when used in the Lease shall mean:

       (a) As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as "Single Tenant Floor") Rentable Area shall be the entire area bounded by the inside surface of the exterior glass wall (of the inside surface of the permanent exterior wall where there is no glass) on such floor, including all areas used for elevator lobbies, corridors, special stairways, elevators, restrooms, mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of Tenant but excluding the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

       (b) As to each floor of the Building on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor"), Rentable Area attributable to each such Lease shall be the total of:
(i) Usable Area as defined above in paragraph 1, and (ii) A pro rata portion of the area covered by the lobbies, corridors, restrooms, mechanical rooms, electrical rooms and telephone closets in the Building.

                            EXHIBIT "C"
                      WORK LETTER AGREEMENT


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.

This Work Letter Agreement is entered into upon the date this Lease is fully executed by and between Landlord and Tenant.

                              RECITALS

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in the Lease.

B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants herein after contained, Landlord and Tenant hereby agree:

     1. COMPLETION SCHEDULE. Within five (5) days after the date of final execution of the Lease, that Tenant will furnish to Landlord for Landlord's use, its finalized requirements for partitions, electric, telephone and all other requirements. Thereafter, Landlord shall deliver to Tenant, for Tenant's timely review and approval, a schedule (the "Work Schedule") setting forth a time table for planning and completion of the installation of the Improvements, or any portion thereof as mutually agreed upon by Landlord and Tenant, to be constructed in the Premises. The Work Schedule shall set forth each of the various items of work to be done by or approvals to be given by Landlord and Tenant in connection with the completion of the Improvements. Upon approval by both Landlord and Tenant, the Work Schedule shall become the basis for completing the Improvement work. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within ten (10) working days after the date such schedule is submitted to Tenant, then the commencement of the term (Commencement Date), and the payment of Basic Rent and all other charges and/or expenses required by the terms and conditions of this Lease shall be ACCELERATED by the number of days of such delay. A Preliminary Work Schedule is set forth in Paragraph 7 of this Work Letter Agreement.

     2.  PLANS AND SPECIFICATIONS FOR THE PREMISES.

         (a) Landlord shall, at its sole cost and expense (and not as part of the Allowance described in Paragraph 4 below or Section 25 of the Lease), provide Tenant with one space plan and minor revisions. In addition, Landlord shall provide two sets of copies of construction documents, provided by Landlord's architect. Any additional plans or revisions shall be at Tenant's sole cost and expense.

         (b) Immediately after the execution of the Lease Tenant agrees to meet and cooperate with Landlord's planners and engineers, who shall prepare detailed interior Improvement drawings for the Premises which shall include, but not be limited to, locations of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads, and other special requirements. The Improvements require use of Building standard construction details and finish materials. Tenant shall approve such drawings in writing as required by the Work Schedule described in paragraph 1 above. Tenant may provide a space plan and/or interior Improvement drawings at its expense prior to approval dates specified in the Work Schedule. Landlord shall be entitled, in all respects to rely upon all plans, drawings, and information so supplied.

         (c) After the preparation of the interior Improvement drawings and after Tenant's written approval thereof, in accordance with the Work Schedule, Landlord shall cause its space planner to coordinate the preparation of the final working drawings and specifications. All working drawings shall be prepared by Landlord's space planner or engineer, which working drawings shall include as required architectural, mechanical, electrical and structural engineering drawings. Such working drawings shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted by Landlord to the appropriate governmental agency for plan checking and a building permit. Required changes shall be reviewed with the Tenant and modifications mutually agreed upon. The Improvement completion schedule, as well as the occupancy date shall be revised and extended as required to reflect time lost, if any, in the revision process. Concurrent with the plan checking, Landlord shall prepare a final pricing schedule for Tenant's approval. After final approval of the working drawings, no further changes to the Improvement plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from changes requested by Tenant.

         (d) All plans and specifications referred to hereinabove are subject to Landlord's approval, which approval shall not be unreasonably withheld.

     3. CONSTRUCTION OF THE IMPROVEMENTS. After the Improvement plans have been prepared and approved, and a building permit for the Improvements has been issued, if necessary, Landlord shall enter into a construction contract with a mutually agreed upon contractor as general contractor, for the installation of the Improvements in accordance with the Improvement plans. Tenant shall pay to Landlord a construction management fee for overhead and coordination of the Improvements equal to the lesser of $1,500.00 or a rate of $80.00 per hour for Landlord's construction management services. Landlord shall monitor the completion of such work and shall use its best efforts to secure completion of the work in accordance with the Work Schedule. Tenant's designated representative under Section 25 of the Lease shall have the right to review all bids, costs, prices, change orders, etc. prior to any contracts being let.

     4. IMPROVEMENT WORK AT LANDLORD'S COST & EXPENSE. Landlord agrees, at its expense, to furnish and install the Improvement work limited to the $5.00 per useable square foot Allowance in the Lease, including costs associated with: (i) actual cost of constructing the Improvements, (ii) governmental fees and permits; and (iii) taxes.

     5. ADDITIONAL WORK AT TENANT'S COST AND EXPENSE. If Tenant requests and Landlord approves additional tenant improvement work outside the scope of the Improvements ("Additional Improvements), Landlord shall cause Additional Improvements to be installed by Landlord's Contractor; however, it is hereby agreed that any such work (including (i) construction documents; (ii) actual cost of constructing the Additional Improvements; (iii) all required fees and permits; and (iv) all applicable taxes) will be done at Tenant's sole cost and expense. Prior to commencing any such additional work, Landlord shall submit to Tenant a written estimate of the cost thereof. If Tenant approves such estimate, it shall notify Landlord in writing within 7 days and Landlord's Contractor shall process such work. If Tenant shall fail to approve any such estimate in writing within 7 days after submission thereof, such failure shall be deemed a disapproval thereof, and Landlord's Contractor shall not proceed with such work or the Improvement work affected thereby. It is understood that Tenant shall thereupon be liable for the delay and increased cost, if any, in completing the affected additional work. Tenant shall also be responsible for the design, function and maintenance of such Additional Improvements, whether or not installed by Landlord at Tenant's request. Tenant agrees to pay Landlord for any work beyond the scope of the Improvements requested by Tenant within 5 days of receipt of written notice from Landlord. Tenant shall pay to Landlord a construction management fee (equal to 5% of the total cost of Additional Improvements) for overhead and coordination of the Additional Improvements.

    6. COMPLETION AND RENTAL COMMENCEMENT DATE. It is agreed that notwithstanding the date provided in the Lease for the commencement of the term thereof, such term shall not commence until the substantial completion of all Tenant Improvements as hereinabove defined, and the termination date shall be extended for a period of time equal to the period of any such delay in commencement of the term thereof; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of (i) Tenant's failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule, (ii) Tenant's request for materials, finishes or installations other than those readily available; or (iii) Tenant's changes in the Tenant Improvement plans after their approval by Tenant, then the commencement date shall be advanced to an earlier date by the number of days of such delay.

     7. WORK SCHEDULE. A preliminary work schedule for the completion of Tenant Improvements is set forth below. This schedule will be finalized in accordance with Paragraph 1 of this Exhibit. [DATES TO BE PROVIDED WITHIN FOURTEEN (14) DAYS FOLLOWING LEASE EXECUTION.]

Date/Time Frame                                                       Approval
---------------                                                       --------

________       Space Plan                                             ________

________       Preliminary construction estimate                      ________

________       Contract documents (plans and specifications)          ________

________       Submit building permit application                     ________

________       Obtain contractor and subcontractor bids               ________

________       Prepare final budget, select contractor; obtain        ________
               Tenant approval of budget, if applicable

________       Commence pre-permit demolition, if applicable          ________
               (and approved by government agency)

________       Obtain building permit                                 ________

________       Commence construction                                  ________

________       Substantial completion                                 ________

________       Certificate of Occupancy from governmental authority   ________

                                    EXHIBIT "C-1"
                                      SPACE PLAN


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.

                                     [FLOOR PLAN]





                                     -39A-

                                 EXHIBIT "C-2"
                                 SCOPE OF WORK

This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.

A.      Improvements to be completed prior to the Commencement Date:

        PHASE I OF WORK BEFORE MOVE-IN

        1.   Hardware at conference room
        2.   CFO - demo wall & patch
        3.   Copy-fax-printer- demo wall & patch
        4.   Remove countertop at copy fax
        5.   Relocate upper cabinets
        6.   Relocate 1/2 (+\-) countertop to copy fax
        7.   Relocate cabinets east of reception to copy fax room
        8.   Demo walls, doors & relites at lab (not 3 gang relite & doors)
        9.   VCT at workroom and lab
       10.  Add locks at work room
       11.  Demo walls and add doors at lab, add locks
       12.  Paint entire Premises
       13.  Patch floors
       14.  Stretch & clean carpet
       15.  VCT & locks at computer & parts rooms
       16.  Patch blue carpet
       17.  Miscellaneous carpet patches
       18.  Install relite at VPRR if possible
       19.  Install relite at NSD&VPS if possible

Note: Tenant's vendors for cabling and installation of Tenant's furniture shall be allowed access in accordance with an agreed work schedule.

       LANDLORD'S WORK PHASE I (LANDLORD'S COST)

       20.  Label visitor parking
       21.  Paint immediate lobby walls
       22.  Replace rusted out sinks

B. Improvements to be constructed as soon as possible (but not later than August 1, 1994) following the Commencement Date:

       PHASE II WORK AFTER MOVE-IN

       23.  Cost to install glass at 2nd floor lobby demising wall
       24.  Replace glass at reception area - etched- delete Attachmate logo

       25.  Move doors at CEO & conference - add relites at CEO & conference
       26.  Build wall @ CFO, add door and relite
       27.  Build CTO office
       28.  Insulate lab for sound
       29.  Relocate reception area Wt. board
       30.  Admin off - fix wallpaper
       31.  Fix all wall paper DA/CEO/CF
       32.  Add relite at Admin
       33.  HVAC - work room & lab - separate zone
       34.  All electrical work
       35.  Repair blinds as required

LANDLORD'S WORK PHASE II (LANDLORD'S COST)

       36.  Demise 1st floor lobby (temporary walls)
       37.  Demise 2nd Floor Lobby - drywall & door

                                 EXHIBIT "D"
                            Summary of Lease Terms

This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement. The summary of Lease terms herein shall not vary the terms, provisions and/or obligations of the Lease.

Tenant:                          Project:                      Suite:
       -------------------------         ---------------------
-----------
Rentable Square Footage:         Pocket Space:             (See Section      of
                        --------              ------------              ----
Lease)
Use of Premises:                         Guarantor:
                ------------------------           -----------------------------
Term:                     Commences:                      Terminates:
     --------------------           ---------------------            -----------
Substantial Completion:                        Rent Commences:
                       -----------------------                ------------------
Free Rent or CAM:                        CAM Reconciliation Time Limit:
                 -----------------------                               ---------
Options(s) to Extend:                    Notice Req.:
                     -------------------             ---------------------------
Right of First Refusal/Offer:                            (See Section      of
                             ---------------------------              ----
Lease)
Early Termination:                               Notice/Fee:
                  ------------------------------            --------------------
Building Pro Rata:       Base Year:       CAM Commences:         Type: NNN / S /
                  ------           ------               --------
FS
Expense Stops/Caps/Limitations:
                               -------------------------------------------------
Security Deposit:            No. of Days/Late Fees:          Holdover Rate:
                 -----------                       ---------
-------------
       TIME PERIOD               MONTHLY            ANNUALLY           P.S.F.
       -----------               -------            --------           ------

------------------------     ---------------     --------------     ------------
------------------------     ---------------     --------------     ------------
------------------------     ---------------     --------------     ------------
------------------------     ---------------     --------------     ------------
------------------------     ---------------     --------------     ------------

OTHER CHARGES:

Storage:                   Satellite:                   Parking:
        ------------------           ------------------         ----------------
Excess Utility:            After Hours:                 Premises:
               -----------             ----------------          ---------------
Equipment/Furniture:
                    -------------------------
Signage Installation/Maintenance/Electrical Charges:
                                                   -----------------------------
Tenant Contribution to TI's:                            Cnstn. Mgmt. Fee:
                            ---------------------------                  -------
NOTES:
      --------------------------------------------------------------------------
--------------------------------------------------------------------------------
Tenant Contact:                  Phone No.:                  Emergency:
               -----------------           -----------------           ---------
Billing Contact:                 Phone No.:
                ----------------           -----------------
Billing Address:                               Notices to:
                -----------------------                   ----------------------
                -----------------------                   ----------------------
                -----------------------                   ----------------------

LANDLORD:                                            TENANT:

                                 EXHIBIT "E"
                        BUILDING RULES AND REGULATIONS

This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.

     1. The sidewalks, entries, passages, court corridors, stairways and elevators shall not be obstructed by Tenant, its employees or agents, or used by them for purposes other than ingress and egress to and from Premises.

     2. Tenant will notify Landlord of all contractors, contractors' representatives and installation technicians rendering any service on or to the Premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls woodwork, trim, windows, ceilings, or any other physical portion of the Building. Such approval, if given, shall in no way make Landlord a party to any contract between Tenant and any such contractor, and Landlord shall have no liability therefor. In the event a contractor is hired by Tenant, the Tenant and the contractor shall execute Landlord's standard form Hold Harmless Agreement, which indemnifies Landlord, its agents and invitees from any and all liability in connection with contractors work.

    3. Except as otherwise indicated herein, no signs, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall first be designated in writing by Landlord; there shall be no obligation or duty on Landlord to allow any sign, advertisement notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. Signs on doors will be painted for the Tenant by a sign writer approved by Landlord, the cost of the painting to be paid by the Tenant. No furniture shall be placed in front of the Building or in any lobby or corridor without the prior written consent of Landlord. Landlord shall have the right to remove all other signs and furniture without notice to Tenant at the expense of Tenant.

    4. Landlord's acceptance of any name for listing on the Building Directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Premises.

    5. Subject to Section 34.06 of the Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants, their guests and invitees, of the automobile parking areas, driveways and footways, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for the use of the Building tenants and their employees, and the tenants and their employees shall not park in parking areas not so designated, specifically including driveways, fire lanes, load/unloading areas, handicapped zones, walkways and building entrances. Tenant agrees that upon written notice from Landlord, it will furnish to Landlord, within 5 days from receipt of such notice, the state automobile license numbers assigned to the automobiles of the Tenant and its employees. Landlord shall not be liable for any vehicle of the Tenant or its employees that Landlord shall have towed from the Premises. Landlord will not be liable for damage to vehicles in the parking areas or for theft of vehicles, personal property from vehicles, or equipment of vehicles. Cars parked overnight may be towed, at Tenant's expense, unless
Tenant has prior written permission from Landlord.

    6. No Tenant shall do or permit anything to be done in the Premises, or bring or keep anything therein, which will in any way increase the rate of casualty insurance on the Building, or on property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon said buildings or any part thereof, or conflict with any rules and ordinances of any governmental agency or department.

    7. No windows or other openings that reflect or admit light into the corridors or passageways shall be covered or obstructed by Tenant.

    8. No person shall disturb the occupants of the Building by the making of loud or objectionable noises, or any other unreasonable or offensive conduct or activity. No dogs or other animals or pets of any kind will be allowed in the Building.

    9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or by the defacing or injury of any part of the Building, shall be borne by the Tenant who, or whose employees or agents shall have caused it.

    10.  No vehicles will be allowed in the Newport Heights Building.

    11. Nothing shall be thrown out the windows of the Building or down the stairways or other passages.

    12. Subject to Section 35 of the Lease, Tenant shall not be permitted to use or to keep in the Building any kerosene, gasoline or any inflammable or combustible fluids or materials, without the prior written consent of Landlord.

    13. If any Tenant desires, at its cost, telegraphic, telephonic, security system or other electric connections, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted.

    14. If Tenant desires, at its cost, shades, draperies, or awnings, they must be of such shape, color, materials and make as shall be designated by Landlord. Any outside awning may be prohibited by Landlord. Landlord or its agents shall have the right to enter the Premises to examine the same or to make such repairs, alterations or additions as Landlord shall deem necessary for the safety, preservation or improvement of the Building. Landlord or its agents may show said Premises and may place on the windows or doors thereof, a notice "For Rent" for six months prior to the expiration of the Lease.

    15. No portion of the Building shall be used for the purpose of lodging rooms or for any unlawful purposes.

    16. All glass, locks and trimmings in or about the doors and windows and all electric fixtures belonging to the Building shall be kept whole, and whenever broken by anyone shall be immediately replaced or repaired and put in order by Tenant under the direction and to the satisfaction of Landlord, and on removal shall be left whole and in good repair.

    17. Landlord reserves the right at any time to take one elevator out of service for the exclusive use by the Building management in servicing the Building.

    18. All safes or other heavy articles shall be carried up or into the Premises only at such times and in such manner as shall be prescribed by Landlord. Landlord shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the Building by taking in or removing any such equipment or form overloading any floor in any way shall be the responsibility of the Tenant. Defacing or injuring in any way any part of the Building by the Tenant, its agents or employees, shall be paid for by the Tenant.

    19. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

    20. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's Lease of its Premises in the Building.

    21. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

    22. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, contractors, clients, customers, invitees and guests.

    23. If Tenant's use of heating, cooling or convenience power exceeds the design load parameters of the Building and a service call is requested, then Tenant is responsible for such service as a direct Tenant cost.

                                  EXHIBIT "F"
                              OPERATING EXPENSES


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


COMMON AREA OPERATING EXPENSES:


     Assessments
     Real Estate Taxes
     Insurance
     Administration Fee
          TOTAL ASSES., TAXES & INSURANCE                $


     Disposal & Refuse
     Electricity
     Sewer
     Water
     Storm Water & Drainage
     Telephone - Elevator & Other
          TOTAL COMMON AREA UTILITIES                    $


     Building and Facilities Management
     Property Services Labor Contract
     Building & Common Area Repair
     Elevator
     Security
     HVAC Maintenance
     HVAC Repair
     Janitorial Service
     Janitorial Supplies
     Interior Plant Service
          TOTAL COMMON AREA BLDG./PROPERTY MAINTENANCE   $


     Landscape Labor Contract
     Landscape Materials
     Landscaping Irrigation
          TOTAL COMMON AREA LANDSCAPING MAINTENANCE      $


     Fire Protection
     Parking Lot Repair & Maintenance
     Pest Control
     Window Washing
     Signage
     Miscellaneous
          TOTAL OTHER MAINTENANCE/COMMON AREA            $


DIRECT TENANT EXPENSES


     Disposal & Refuse
     Electricity

     Sewer
     Water
          TOTAL TENANT UTILITIES                         $

     Building and Facilities Management
     Property Services Labor Contract
     Building & General Repairs
     Electrical Repairs & Maintenance
     HVAC Maintenance
     HVAC Repair
     Janitorial Service
     Janitorial Supplies
          TOTAL TENANT REPAIRS & MAINTENANCE             $

                                  EXHIBIT "G"
                     ENCUMBRANCES RELATED TO RIGHT TO LEASE


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


Attachmate Corporation has a right of first offer on the Option Space and First Right Space (under Subsections 1.3 and 1.4 of the Lease) at the time of Lease execution. Upon receipt of written notice from Landlord that Landlord has a bona fide offer it wishes to accept, Attachmate Corporation has five
(5) business days to notify Landlord of Attachmate's intention to exercise its option.

                                  EXHIBIT "H"
                              MEMORANDUM OF LEASE


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


     THIS MEMORANDUM OF LEASE is made and entered into this ____ day of May, 1994, by and between Factoria Heights ("Landlord") and Coinstar, Inc. ("Tenant") and is intended to serve as notice to all interested persons concerning that certain Lease dated this date, the terms of which including the following:


     1. PREMISES. The Premises, as defined in the Lease, containing approximately 16,761 rentable square feet, is located in the Newport Heights Building on real property legally described on the attached Exhibit "A" and incorporated by this reference. The street address of the Newport Heights Building is 13231 SE 36th Street, Bellevue, Washington 98006.


     2. LEASE TERM. The initial term of this Lease is five (5) years. The Tenant has the option to extend the Lease term for one term of five (5) years on the terms set forth in the Lease.


     3. ADDITIONAL PROVISIONS. Reference to the Lease should be made for further provisions and conditions set forth therein. In the event of any inconsistency between the Lease and this Memorandum of Lease, the terms of the Lease shall prevail.

LANDLORD:                              TENANT:

                                  EXHIBIT "I"
            SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


This exhibit is a continuation of that certain Lease dated June 1, 1994, between Factoria Heights, a Washington general partnership, and Coinstar, Inc., a Delaware corporation, on real property in King County, Washington, and by this reference shall become part of that agreement.


                           [See attached agreement.]

                     SUBORDINATION, NON-DISTURBANCE
                       AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the a-_____ day of _____, 19__, by and between Principal Mutual Life Insurance Company, an Iowa corporation with its principal office at 711 High Street, Des Moines, Iowa 50392 (hereinafter called "Mortgagee"), b-_____, with its principal office at c-____ (hereinafter called "Lessor") and d-____, having its pricipal office at e-____(hereinafter called "Lessee");

                             WITNESSETH:

     WHEREAS, Lessee has by a written lease dated f-____, 19___ (hereinafter called the "Lease") leased from Lessor all or part of certain real estate and improvements thereon located in the City of g-______, as more particularly described in Exhibit A attached hereto (the "Demised
Premises"); and

     WHEREAS, Lessor is encumbering the Demised Premises as security for a loan in the original principal amount of $ h-____from Mortgagee to Lessor (the "Mortgage"); and

     WHEREAS, Lessee, Lessor and Mortgagee have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     (1) Lessee's interest in the Lease and all rights of Lessee thereunder shall be and are hereby declared subject and subordinate to the Mortgage upon the Demised Premises and its terms, and the term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal or replacement thereof.

     (2) In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Lessee shall not then be in default beyond any grace period under the Lease, Lessee shall not be made a party in any action or proceeding to remove or evict Lessee or to disturb its possession, nor shall the leasehold estate of Lessee created by the Lease be affected in any way, and the Lease shall continue in full force and effect as a direct lease between Lessee and Mortgagee.

     (3) After the receipt by Lessee of notice from Mortgagee of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, Lessee will thereafter attorn to and recognize Mortgagee or any purchaser from Mortgagee at any foreclosure sale or otherwise as its substitute Lessor, and having thus attorned, Lessee's possession shall not thereafter be disturbed provided, and so long as, Lessee shall continue to timely pay all rentals under the Lease and otherwise observe and perform the covenants, terms and conditions of the Lease.

     (4) Lessee shall not prepay any of the rents under the Lease more than one month in advance except with the prior written consent of Mortgagee.

     (5) In no event shall Mortgagee be liable for any act or omission of the Lessor, nor shall Mortgagee be subject to any offsets or deficiencies which Lessee may be entitled to assert against the Lessor as a result of any act or omissions of Lessor occurring prior to Mortgagee's obtaining possession of the premises.

     (6) No conveyance of Lessor's interest in the Demised Premises or any part thereof to Lessee shall, insofar as Mortgagee is concerned, cause the fee estate and leasehold estate created by the Lease to merge, rather said estates shall remain separate and distinct and the Lease shall continue in full force and effect notwithstanding the vesting of the leasehold and fee estates in any single person or entity by reason of such conveyance or otherwise.

     (7) The Lease may not be amended, altered, or terminated without the prior written consent of Mortgagee.

     (8) This Agreement and its terms shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including without limitation, any purchaser at any foreclosure sale.

     IN WITNESS WHEREOF, this Agreement has been fully executed under seal on the day and year first above written.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation, Mortgagee

                                      By:___________________________________

                                      By:___________________________________

                                      a-______

                                      By:___________________________________

                                      By:___________________________________

                                      b-______

                                      By:___________________________________

                                      By:___________________________________

STATE OF IOWA    :
                 :ss.
COUNTY OF POLK   :

     On this a-____ day of ____, 19___ before me, a Notary Public in and for said County, personally appeared b-____ and c-____, to me personally known to be the identical persons whose names are subscribed to the instrument as officers for the Mortgagee herein named, who being each by me duly sworn did say that they are the d-_____ and e-_____ respectively of PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, a corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and the aforesaid officers each acknowledged the execution of said instrument to be the duly authorized act and deed of said corporation, by it and by each of them voluntarily executed.


                                      _______________________________________
                                      Notary Public in and for Polk Co., Iowa

                                 COINSTAR, INC.
                                NEWPORT HEIGHTS
                             FIRST LEASE AMENDMENT


     This FIRST LEASE AMENDMENT, dated January 24, 1997, is made and entered into by and between DHV Real Estate L.L.C., a Washington limited liability company, as agent for the fee owner/Landlord, Factoria Heights, a Washington general partnership and Kempton Downs Limited Partnership, a Washington limited partnership ("Landlord") and COINSTAR, INC., a Delaware corporation ("Tenant") (hereinafter "First Lease Amendment").

     THIS FIRST LEASE AMENDMENT relates to and amends that Lease dated June 1, 1994, between Landlord and Tenant, as well as the "Month-to-Month" lease dated July 31, 1996 (collectively the "Lease").

     IN CONSIDERATION OF THE MUTUAL COVENANTS contained herein, and based upon Tenant's request to exercise its option to terminate the Lease as provided for in Section 1.5 of the Lease, the Parties agree as follows:

     1. Upon execution of this First Lease Amendment, Landlord agrees that Tenant has exercised its option to terminate the Lease as provided in Section
1.5 thereof and in so doing the parties have effectively established October 1, 1997, as the cancellation date of the Lease ("Effective Cancellation Date"). The Effective Cancellation Date shall operate as if that date were the time originally fixed for the termination of the Lease and the Lease shall come to an end with the same force and effect as if the above-stated date were the date provided therein for the expiration thereof. Further, all provisions of the Lease that are to become effective on the termination of the Lease shall become operative or effective on the Effective Cancellation Date.

     2. This First Lease Amendment shall become effective February 1, 1997.

     3. Exhibit A-1 of the Lease is replaced in its entirety by "Exhibit A-1" attached hereto.

     4. Section 2 and 2.1 of the Lease entitled "Term" are hereby amended to reflect a termination date of October 1, 1997.

     5. Section 1.2 of the Lease entitled "Agreed Floor Areas" is hereby amended to restate the Agreed Floor Area to be a total of 25,179 rentable square feet. Of said 25,179 rentable square feet, 8,418 rentable square feet are on Floor One of the Building and 16,761 rentable square feet are on Floor Two of the Building.

     6. Section 1.5 of the Lease entitled "Additional Space: Termination Option" is hereby amended in its entirety to read as follows:

             1.5 TERMINATION FEE. Upon execution of this First Lease Amendment, Tenant agrees to pay to Landlord a Termination Fee of $55,000 on or before January 31, 1997. This Amendment shall become effective upon receipt of full payment in the amount of $55,000 (discounted Termination Fee) from Tenant.

     7. Section 3 and 3.1 of the Lease entitled "Basic Rent" or "Rent" are amended to require the payment of Basic Rent/Rent as follows:

             Floor 1: $14.75 triple net, on an "as is" basis from 2/1/97 -
                      10/1/97
             Floor 2: $12.60 triple net, on an "as is" basis from 1/1/97 -
                      10/1/97

    8. Section 4.2 of the Lease entitled "Tenant Share" is hereby amended in its entirety to read as follows:

          4.2 TENANT SHARE. Tenant shall, for each calendar year of the Initial Term, or any extension thereof, pay to Landlord Tenant's proportionate share, as additional rent 76.06% (being the proportion of which the Agreed Floor Area of the Premises bears to the Agreed Floor Area of the Building) of the Operating Costs, of the Building and Real Property. If an Operating Cost is not attributable to 100% of the Building, then Tenant shall pay is share thereof. Tenant shall pay 100% of any costs directly allocable to Tenant's Premises.

    9. The following sections of the Lease are hereby rescinded and deleted in their entirety: Section 1.3, "Right of First Offer"; Section 1.4, "Right of First Refusal"; Section 2.2, "Option to Extend"; and Section 34.02, "Brokerage Commissions."

   10. DUPLICATES AND COUNTERPARTS. This Agreement may be executed in duplicate, each of which shall be deemed an original and in counterparts, together which shall constitute one and the same Agreement.

   11. Except as is herein amended, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this subsequent agreement.

   IN WITNESS WHEREOF, the respective parties hereto have executed this First Lease Amendment or caused this First Lease Amendment to be executed by their duly authorized representatives the day and year first hereon written.


LANDLORD:                                  TENANT:

DHV Real Estate L.L.C., a Washington       COINSTAR, INC. a Delaware corporation
limited liability company as agent for
the fee owner/Landlord

By:  Vyzis Company, a Washington corporation,
     Manager

     /s/ Darlene H. Vyzis                  By: /s/ xxxxxx
     ---------------------------------        ----------------------------
     Darlene H. Vyzis, President           Name:
     JEO                                   Its:

3605 132nd Avenue S.E., Suite 300
Bellevue, WA 98006-1323                    13231 SE 36th Street, Suite 200
(206) 643-4300                             Bellevue WA 98006

                           ****LANDLORD'S ACKNOWLEDGMENT****

STATE OF WASHINGTON  )
                     )
COUNTY OF KING       )

    On this 30th day of January, 1997, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Darlene H. Vyzis to me known to be the President of Vyzis Company, a Washington corporation, the corporation that executed the within and foregoing instrument as Manager for DHV Real Estate L.L.C., a Washington limited liability company the Agent for Fee Owner Landlord, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that she is authorized to execute said instrument.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/ Leslie A. Hurd
                                       -----------------------------------
                                       Printed Name: Leslie A. Hurd
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Seattle
                                       My commission expires 11-29-98

                          ****TENANT'S ACKNOWLEDGEMENT****

STATE OF WASHINGTON  )
                     )ss.
COUNTY OF KING       )

    On this 30th day of January, 1997, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared xxxx to me known to be the Chief Executive
Officer of Coinstar, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute said instrument.

    IN WITNESS WHEREOF my hand and official seal hereto affixed the day and year in this instrument above written.

              [NOTARY PUBLIC SEAL]     /s/ Kimberly A. Reitz
                                       -----------------------------------
                                       Printed Name: Kimberly A. Reitz
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Bellevue
                                       My commission expires 6/30/2000

                                   EXHIBIT "A-1"
                                    PREMISES

This exhibit is a continuation of that certain First Lease Amendment dated January 1, 1997, between DHV Real Estate L.L.C., a Washington limited liability company, as agent for the fee owner/Landlord, Factoria Heights, a Washington general partnership and Kempton Downs Limited Partnership, a Washington limited partnership ("Landlord") and COINSTAR, INC., a Delaware corporation ("Tenant") on real property in King County, Washington, and by this reference shall become part of that agreement.


                              [FLOOR PLAN]

FIRST FLOOR PLAN
NEWPORT HEIGHTS

                              [FLOOR PLAN]

SECOND FLOOR PLAN